EX-99.17(a)

                                      PROXY

                  WEISS, PECK & GREER INVESTMENTS MUTUAL FUNDS
       WPG CORE BOND FUND, A SERIES OF THE WEISS, PECK & GREER FUNDS TRUST
                            WPG LARGE CAP GROWTH FUND
                                 WPG TUDOR FUND

                      JOINT SPECIAL MEETING OF SHAREHOLDERS
                                [APRIL 22, 2005]

This proxy is solicited on behalf of the Boards of Trustees of the WPG Core Bond Fund, a series of the Weiss, Peck & Greer Funds Trust, the WPG Large Cap Growth Fund and the WPG Tudor Fund (the "WPG Funds" and each a "WPG Fund") and relates to the proposal with respect to the WPG Funds. The undersigned hereby appoints ___________, __________, and ____________, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the WPG Funds, at the joint Special Meeting that will be held on [APRIL 22], 2005 at [10:00 A.M.], Eastern time, at the offices of [ROBECO USA, L.L.C. ("ROBECO USA"), 909 THIRD AVENUE, 31ST FLOOR, NEW YORK, NEW YORK 10022] and any adjournment thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO EACH RESPECTIVE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE [IF YOU ARE NOT VOTING BY TELEPHONE OR FACSIMILE.]

                   VOTE BY [TELEPHONE, FACSIMILE,] OR BY MAIL

        [CALL                       [FAX                         MAIL
--------------------------------------------------------------------------------
  To vote by phone,       FAX YOUR SIGNED AND DATED     Return the signed proxy
    call toll-free              PROXY CARD TO            card in the enclosed
   1-800-XXX-XXXX]             1-800-XXX-XXXX]                 envelope
--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                                                     (proposals on reverse side)

                               WPG CORE BOND FUND
                (A SERIES OF THE WEISS, PECK & GREER FUNDS TRUST)

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE PROSPCTUS/PROXY STATEMENT, DATED March __, 2005, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                   Date:
                                        ----------------------------------------


                                   ---------------------------------------------
                                   Signature (PLEASE SIGN WITHIN BOX)  Date


                                   ---------------------------------------------
                                   Signature (Joint Owners)

                                       PLEASE COMPLETE, DATE AND SIGN THIS PROXY
                                              CARD AND RETURN IT IN THE ENCLOSED
                                                           POSTAGE PAID ENVELOPE

Please fill in box (es) as      |X|
shown Using black or blue       PLEASE DO NOT USE FINE
ink or Number 2 pencil          POINT PENS

Your vote is important, no matter how many shares you own. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE PROPOSAL BELOW. The Boards of Trustees recommend that you vote FOR the proposals set forth below.

      ITEM 1. To approve an Agreement and Plan of Reorganization by and between your WPG Fund and The RBB Fund, Inc. (the "Acquiring Company") that provides for and contemplates (i) the transfer of all of the assets of your WPG Fund into a corresponding new portfolio (each, a "Robeco Investment Fund") of the Acquiring Company and the assumption of all liabilities of your WPG Fund by such Robeco Investment Fund, in exchange for shares of such portfolio of equal value; and
(ii) the distribution of the corresponding portfolio's shares of the Robeco Investment Fund of equal value to the shareholders of the WPG Fund.

           |_| FOR              |_| AGAINST             |_| ABSTAIN

                                      PROXY

                  WEISS, PECK & GREER INVESTMENTS MUTUAL FUNDS
       WPG CORE BOND FUND, A SERIES OF THE WEISS, PECK & GREER FUNDS TRUST
                            WPG LARGE CAP GROWTH FUND
                                 WPG TUDOR FUND

                      JOINT SPECIAL MEETING OF SHAREHOLDERS
                                [APRIL 22, 2005]

This proxy is solicited on behalf of the Boards of Trustees of the WPG Core Bond Fund, a series of the Weiss, Peck & Greer Funds Trust, the WPG Large Cap Growth Fund and the WPG Tudor Fund (the "WPG Funds" and each a "WPG Fund") and relates to the proposal with respect to the WPG Funds. The undersigned hereby appoints ___________, __________, and ____________, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the WPG Funds, at the joint Special Meeting that will be held on [APRIL 22], 2005 at [10:00 A.M.], Eastern time, at the offices of [ROBECO USA, L.L.C. ("ROBECO USA"), 909 THIRD AVENUE, 31ST FLOOR, NEW YORK, NEW YORK 10022] and any adjournment thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO EACH RESPECTIVE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE [IF YOU ARE NOT VOTING BY TELEPHONE OR FACSIMILE.]

                   VOTE BY [TELEPHONE, FACSIMILE,] OR BY MAIL

        [CALL                       [FAX                        MAIL
--------------------------------------------------------------------------------
  To vote by phone,       FAX YOUR SIGNED AND DATED    Return the signed proxy
    call toll-free              PROXY CARD TO           card in the enclosed
   1-800-XXX-XXXX]             1-800-XXX-XXXX]                envelope
--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                                                     (proposals on reverse side)

                            WPG LARGE CAP GROWTH FUND

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE PROSPCTUS/PROXY STATEMENT, DATED March __, 2005, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                   Date:
                                        ----------------------------------------


                                   ---------------------------------------------
                                   Signature (PLEASE SIGN WITHIN BOX)  Date


                                   ---------------------------------------------
                                   Signature (Joint Owners)

                                       PLEASE COMPLETE, DATE AND SIGN THIS PROXY
                                              CARD AND RETURN IT IN THE ENCLOSED
                                                           POSTAGE PAID ENVELOPE

Please fill in box (es) as      |X|
shown Using black or blue       PLEASE DO NOT USE FINE
ink or Number 2 pencil          POINT PENS

Your vote is important, no matter how many shares you own. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE PROPOSAL BELOW. The Boards of Trustees recommend that you vote FOR the proposals set forth below.

      ITEM 1. To approve an Agreement and Plan of Reorganization by and between your WPG Fund and The RBB Fund, Inc. (the "Acquiring Company") that provides for and contemplates (i) the transfer of all of the assets of your WPG Fund into a corresponding new portfolio (each, a "Robeco Investment Fund") of the Acquiring Company and the assumption of all liabilities of your WPG Fund by such Robeco Investment Fund, in exchange for shares of such portfolio of equal value; and
(ii) the distribution of the corresponding portfolio's shares of the Robeco Investment Fund of equal value to the shareholders of the WPG Fund.

            |_| FOR              |_| AGAINST             |_| ABSTAIN

                                      PROXY

                  WEISS, PECK & GREER INVESTMENTS MUTUAL FUNDS
       WPG CORE BOND FUND, A SERIES OF THE WEISS, PECK & GREER FUNDS TRUST
                            WPG LARGE CAP GROWTH FUND
                                 WPG TUDOR FUND

                      JOINT SPECIAL MEETING OF SHAREHOLDERS
                                [APRIL 22, 2005]

This proxy is solicited on behalf of the Boards of Trustees of the WPG Core Bond Fund, a series of the Weiss, Peck & Greer Funds Trust, the WPG Large Cap Growth Fund and the WPG Tudor Fund (the "WPG Funds" and each a "WPG Fund") and relates to the proposal with respect to the WPG Funds. The undersigned hereby appoints ___________, __________, and ____________, and each of them, proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of the WPG Funds, at the joint Special Meeting that will be held on [APRIL 22], 2005 at [10:00 A.M.], Eastern time, at the offices of [ROBECO USA, L.L.C. ("ROBECO USA"), 909 THIRD AVENUE, 31ST FLOOR, NEW YORK, NEW YORK 10022] and any adjournment thereof.

YOUR VOTE IS IMPORTANT. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" THE PROPOSAL RELATING TO EACH RESPECTIVE FUND WITH DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE [IF YOU ARE NOT VOTING BY TELEPHONE OR FACSIMILE.]

                   VOTE BY [TELEPHONE, FACSIMILE,] OR BY MAIL

        [CALL                       [FAX                         MAIL
  To vote by phone,       FAX YOUR SIGNED AND DATED    Return the signed proxy
    call toll-free              PROXY CARD TO           card in the enclosed
   1-800-XXX-XXXX]             1-800-XXX-XXXX]                 envelope
--------------------------------------------------------------------------------

                              FOLD AND DETACH HERE

                                                     (proposals on reverse side)

                                 WPG TUDOR FUND

Please sign exactly as name(s) appears above. If shares are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS AND THE PROSPCTUS/PROXY STATEMENT, DATED March __, 2005, AND HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

                                   Date:
                                        ----------------------------------------


                                   ---------------------------------------------
                                   Signature (PLEASE SIGN WITHIN BOX)  Date


                                   ---------------------------------------------
                                   Signature (Joint Owners)

                                       PLEASE COMPLETE, DATE AND SIGN THIS PROXY
                                              CARD AND RETURN IT IN THE ENCLOSED
                                                           POSTAGE PAID ENVELOPE

Please fill in box (es) as      |X|
shown Using black or blue       PLEASE DO NOT USE FINE
ink or Number 2 pencil          POINT PENS

Your vote is important, no matter how many shares you own. You may receive additional proxies for other accounts. These are not duplicates; you should sign and return each proxy card in order for your votes to be counted.

UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR THE PROPOSAL BELOW. The Boards of Trustees recommend that you vote FOR the proposals set forth below.

      ITEM 1. To approve an Agreement and Plan of Reorganization by and between your WPG Fund and The RBB Fund, Inc. (the "Acquiring Company") that provides for and contemplates (i) the transfer of all of the assets of your WPG Fund into a corresponding new portfolio (each, a "Robeco Investment Fund") of the Acquiring Company and the assumption of all liabilities of your WPG Fund by such Robeco Investment Fund, in exchange for shares of such portfolio of equal value; and
(ii) the distribution of the corresponding portfolio's shares of the Robeco Investment Fund of equal value to the shareholders of the WPG Fund.

           |_| FOR               |_| AGAINST             |_| ABSTAIN